Exhibit 99.1 Delek US Holdings, Inc. Second Quarter 2020 Earnings Call August 5, 2020

Disclaimers 2

Second Quarter 2020 Transforming to More Diversified EBITDA • Reported EPS of $1.18 and adjusted EPS of $(1.50) (1) ◦ Adjusted net loss of $111 million and adjusted EBITDA loss of $85 million (1) ▪ Adjusted quarterly results were impacted by net losses totaling approximately $75 million (after-tax) or $(1.02) per share, which is comprised of the following: • Negative impact from "other inventory"of $(70) million (after-tax). • Negative impact from "sale of purchase product"of $(22) million (after-tax). • Negative impact from hedging of $104 million (after- tax) the majority of which related to fixed price crude transactions that resulted in margin gains at our Tyler Refinery totaling $85 million (after-tax) • A reversal of the $36 million tax headwind disclosed Balance Sheet Flexibility in 1Q2020 • Business model transition to more stable cash flow is well underway • Midstream investments are coming to fruition and beginning to contribute • Retail and logistics segments continue performing well through the downturn • Agility to adapt operating expenses and capital spending to evolving macro environment 1) See slides 10, 11 and 12 for a reconciliation of adjusted net income to net income, adjusted net income per share to net income per share, and adjusted EBITDA to net income. 3

Second Quarter 2020 • Strong financial position with over $849 million of cash on the balance sheet • Cash flow from operating activities of approx. $194 million • Working capital decreased cash flow by approx. $363 million ◦ $130 million of income tax receivables ◦ $35 million of SPR Inventory • Total investing activities of approx. $9 million: ◦ Cash capital expenditures of approx. $15.0 million ◦ Net JV charge of approx. $0.8 million • Total cash returned to shareholders of approx. $23 million 4

Capitalization ($ in millions) June 30, 2020 December 31, 2019 • Delek US Consolidated at June 30, 2020 ◦ Cash of $849 million Current Portion of Long-Term Debt $33 $36 Long-Term Debt $2,422 $2,031 ◦ Net debt of $1.6 billion Total Debt $2,455 $2,067 Cash $849 $955 • Excluding Delek Logistics at June 30, 2020 Net Debt Delek US Consolidated $1,606 $1,112 ◦ Cash of $833 million Delek Logistics ◦ Net debt of $627 million Total Debt $995 $833 Cash $16 $6 Net Debt Delek Logistics $979 $827 • Balance sheet provides financial flexibility Delek US, excel. Delek Logistics Total Debt $1,460 $1,234 Cash $833 $949 Net Debt Delek US excluding DKL $627 $285 5

Guidance 3Q20 Guidance Range Low High Consolidated Operating Expenses, $ in millions $145.0 $155.0 Consolidated G&A, $ in millions $57.0 $63.0 Consolidated Depreciation and Amort., $ in millions $60.0 $63.0 Net interest expense, $ in millions $28.0 $30.0 Total Crude Throughput 230,000 250,000 6

Capital Expenditure Six Months • Expected 2020 capital expenditures of $250 million Ending June 30, ◦ $206.4mm: Refining ($ in millions) 2020 2020 Forecast 2020 Remaining ◦ $18.2mm: Logistics Refining: ◦ $8.9mm: Retail Regulatory $41.5 $42.8 $1.3 ◦ $16.5mm: Corporate Maintenance/reliability $138.6 $162.7 $24.1 Discretionary/business development $0.2 $0.9 $0.7 • 2020 includes the following projects: Refining segment total $180.3 $206.4 $26.1 ◦ Big Spring Turnaround Logistics: ▪ Completed in early March 2020 Regulatory $1.3 $3.0 $1.7 Maintenance/reliability $0.5 $2.7 $2.2 • Does not include joint venture investments for recently announced transactions (Wink to Webster; Red River) Discretionary/business development $1.9 $12.5 $10.6 Logistics segment total $3.7 $18.2 $14.5 • Spent 81% of full-year budget in First Half 2020 Retail: ◦ Remaining 2020 spend only $47 million Regulatory $0.2 $0.2 $0.0 Maintenance/reliability $1.0 $2.2 $1.2 Discretionary/business development $6.3 $6.5 $0.2 Retail segment total $7.5 $8.9 $1.4 Other: Regulatory $0.3 $0.6 $0.3 Maintenance/reliability $0.0 $0.8 $0.8 Discretionary/business development $11.5 $15.1 $3.6 Other total $11.8 $16.5 $4.7 Total Capital expenditures $203.3 $250.0 $46.7 7

Delivering on Promises

Questions and Answers Significant Organic Focus on Long-Term Growth / Margin Shareholder Returns Improvement Opportunities An Integrated and Permian Focused Diversified Refining, Financial Flexibility Refining System Logistics and Marketing Company Complementary Logistics Systems

Non-GAAP Reconciliations of Adjusted Net Income Delek US Holdings, Inc. Reconciliation of Amounts Reported Under U.S. GAAP $ in millions, except per share data Three Months Ended June 30, Reconciliation of Net Income (Loss) attributable to Delek to Adjusted Net Income (Loss) 2020 2019 (Unaudited) Reported net income (loss) attributable to Delek $ 87.7 $ 77.3 Adjustments, after tax Net after tax inventory valuation (benefit) loss $ (155.4) $ 0.5 Net after tax unrealized hedging (gain) loss $ 18.1 $ 2.8 Net after tax effect of gain from sale of Bakersfield non-operating refinery $ (44.1) $ — Net after tax non-operating pre-acquisition litigation contingent losses and related legal expenses $ 5.2 Net after tax retroactive biodiesel tax credit (1) $ 10.9 Net after tax discontinued operations (income) loss $ 0.8 Tax benefit from loss carryback provided by CARES Act (2) $ (16.8) $ — Total after tax adjustments $ (198.2) $ 20.2 Adjusted net income (loss) $ (110.5) $ 97.5 (1) An adjustment for the portion of the retroactive biodiesel tax credit reenacted in December 2019 that was attributable to 2019 has been included in the three months ended June 30, 2019 for comparability. (2) As a result of the reinstatement of the tax-loss carryback provisions under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES” Act), we recognized an additional tax benefit in the second quarter 2020 from applying the carryback to periods with a 35% tax rate. 10

Non-GAAP Reconciliations of Adjusted Net Income per Share Delek US Holdings, Inc. Reconciliation of Amounts Reported Under U.S. GAAP $ in millions, except per share data Three Months Ended June 30, Reconciliation of U.S. GAAP Income (Loss) per share to Adjusted Net Income (Loss) per share 2020 2019 (Unaudited) Reported diluted income (loss) per share $ 1.18 $ 1.00 Adjustments, after tax (per share) (1) (2) Adjustment to convert reported diluted income (loss) per share to basic (in periods when adjusted earnings is a loss but we have GAAP net income) 0.01 — Net inventory valuation loss (benefit) (2.11) 0.01 Unrealized hedging (gain) loss 0.25 0.04 Gain from sale of Bakersfield non-operating refinery (0.60) — Non-operating, pre-acquisition litigation contingent losses and related legal expenses — 0.07 Retroactive biodiesel tax credit — 0.14 Discontinued operations (income) loss — 0.01 Tax benefit from loss carryback provided by CARES Act (0.23) — Total adjustments (2.68) 0.27 Adjusted net income (loss) per share $ (1.50) $ 1.27 (1) The tax calculation is based on the appropriate marginal income tax rate related to each adjustment and for each respective time period, which is applied to the adjusted items in the calculation of adjusted net income in all periods. (2) For periods of Adjusted net loss, Adjustments (Adjusting Items) and Adjusted net loss per share are presented using basic weighted average shares outstanding. 11

Non-GAAP Reconciliations of Adjusted EBITDA Delek US Holdings, Inc. Reconciliation of Amounts Reported Under U.S. GAAP $ in millions Three Months Ended June 30, Reconciliation of Net Income (Loss) attributable to Delek to Adjusted EBITDA 2020 2019 (Unaudited) Reported net (loss) income attributable to Delek $ 87.7 $ 77.3 Add: Interest expense, net 29.3 29.5 Income tax (benefit) expense - continuing operations (35.9) 24.6 Depreciation and amortization 59.6 50.1 EBITDA 140.7 181.5 Adjustments Net inventory valuation (benefit) loss (203.1) 0.6 Unrealized hedging (gain) loss 23.4 3.6 Gain from sale of Bakersfield non-operating refinery (56.9) — Non-operating, pre-acquisition litigation contingent losses and related legal expenses — 6.7 Retroactive biodiesel tax credit (1) — 11.0 Discontinued operations (income) loss, net of tax — 0.8 Net income attributable to non-controlling interest 10.8 6.5 Total adjustments (225.8) 29.2 Adjusted EBITDA $ (85.1) $ 210.7 (1) The portion of the retroactive biodiesel tax credit reenacted in December 2019 that was attributable to 2019 has been added to the three months ended June 30, 2019. 12